UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 5, 2010

INTEGRA BANK CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	0-13585	35-1632155
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

21 S.E. Third Street P.O. Box 868 Evansville, Indiana 47705-0868
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(812) 464-9677

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 5, 2010, Integra Bank Corporation (the "Company") reported its results of operations for the quarter and year ended December 31, 2009.  The Company’s earnings release for the quarter is attached as Exhibit 99(a) and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

The information in this Current Report on Form 8-K, including the attached exhibit, is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.  Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99(a)	Press Release, dated March 5, 2010, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 5, 2010
INTEGRA BANK CORPORATION

By:	/s/ Michael B. Carroll
Michael B. Carroll
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99(a)	Press Release, dated March 5, 2010